UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 23, 2009
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2009, the Board of Directors (Board) of Commonwealth Edison Company (ComEd) appointed John W. Rowe to the Board to fill a vacancy created by the expansion of the size of the Board. Mr. Rowe is also Chairman and CEO of Exelon Corporation, ComEd’s parent corporation.

On April 23, 2009, ComEd announced that J. Barry Mitchell, President and Chief Operating Officer, would retire effective May 11, 2009, and Robert K. McDonald, Senior Vice President, Chief Financial Officer, Treasurer, and Chief Risk Officer, would retire effective May 30, 2009. On April 27, 2009, the ComEd Board elected Anne R. Pramaggiore, currently Executive Vice President, Customer Operations & Regulatory and External Affairs, to become President and Chief Operating Officer effective on May 11, 2009, and Joseph R. Trpik, Jr. to become Acting Chief Financial Officer and Treasurer effective on May 30, 2009. Mr. Trpik, who is 39, also serves as Vice President and Assistant Corporate Controller of Exelon Business Services Company (EBSC), a position he has held since 2004. Prior to that position, Mr. Trpik served as Director of Financial Planning and Analysis for EBSC. In connection with her promotion, Ms. Pramaggiore received an increase in base salary to $415,000, an increase in her annual incentive plan target to 60%, and an increase in her long-term incentive target to $600,000.

* * * * *

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) ComEd’s 2008 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) ComEd’s First Quarter 2009 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the SEC by ComEd.  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. ComEd does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer,
Treasurer and Chief Risk Officer
Commonwealth Edison Company

April 29, 2009